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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in K&G Men's Center, Inc.'s Form S-8 Registration Statement of our report dated March 17, 1997 appearing on page F-2 of K&G Men's Center, Inc.'s Form 10-K for the year ended February 2, 1997.


                                       ARTHUR ANDERSEN LLP



Atlanta, Georgia
April 28, 1997